iShares®

iShares Trust

Supplement dated March 17, 2020 (the “Supplement”)

to the Statement of Additional Information dated January 17, 2020 (as revised February, 2020)

(the “SAI”) for the iShares ESG MSCI EM Leaders ETF (LDEM) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.

Effective immediately, the Fund’s SAI is amended as follows:

On March 16, 2020, The Philippine Stock Exchange, Inc., the national stock exchange of the Philippines, announced the suspension of trading, as well as clearing and settlement at the Securities Clearing Corporation, a wholly-owned subsidiary of the Philippine Stock Exchange, until further notice starting on March 17, 2020.

The suspension of trading in the Philippines or other events related to the coronavirus will have an impact on the Fund and its investments, will impact the Fund’s ability to purchase or sell the Philippine securities, and is expected to result in elevated tracking error and increased premiums or discounts to the Fund’s net asset value.

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.	IS-SUPP-LDEM_SAI-0320

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE